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Howard Weil

Energy Conference

Greg King, President

March 30, 2004

Statements contained in this presentation that state

the Company’s or management’s expectations or
predictions of the future are forward-looking
statements intended to be covered by the safe
harbor provisions of the Securities Act of 1933 and
the Securities Exchange Act of 1934.  It is important
to note that the Company’s actual results could
differ materially from those projected in such
forward-looking statements.  Factors that could
affect those results include those mentioned in the
documents that the Company has filed with the
Securities and Exchange Commission.

Safe Harbor Statement

2003 Accomplishments

Record net income -- $622 million

  $390 million of operating income from Canadian
     operations

Reduced debt-to-cap ratio from 50% to 40%

  53.4% at time of UDS acquisition

Acquired St. Charles refinery in July

Commissioned coker at Texas City in   October

Great year for retail and wholesale  businesses

Acquisition of Aruba Refinery

  Completed acquisition on March 5 for $465 million plus
          162 million for working capital

  Financed with $406 million equity and $221 million
       cash and debt

   315,000 BPD heavy sour crude oil refinery

  Replacement cost of $2.4 billion

  $640 million invested since 1998

  Produces distillates and intermediate feedstocks

  Profitable related businesses

  Aruba Marine and Bunkering

  Marketing assets

  Improving reliability and profitability

  Proven track record at St. Charles refinery

-1.00

1.00

3.00

5.00

7.00

9.00

11.00

13.00

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

New Era for Refining

Over $5.00/bbl
2% of time

Over
$5.00/bbl
30% of time

Gulf Coast 3-2-1 Refining Margin (1992-2004)

  Times have changed since the ’90s

  Structural changes in refining industry

Source: Simmons & Company/Valero Research

U.S. Gasoline Demand
vs. Production

Gap must be
met by imports

Production

Demand

Gasoline Demand Outpacing Domestic Supply

Demand growing

Supply impacted by

Tier II sulfur specs

MTBE Phase-outs

Gap between U.S.
demand and
production continues
to widen

Higher margins needed to attract
  additional supplies to meet U.S. demand

7400

7600

7800

8000

8200

8400

8600

8800

9000

1995

1997

1999

2001

2003

U.S./Global Demand Growth

  U.S. economy growing

  Increasing number of SUVs
           on the road

  More miles driven

  Gasoline demand growing
           1-2% per year (up 1.7% YTD)

  Nearly all key global regions experiencing strong
             economic growth

  China economy booming

  Economy grew by 9% in ’03; expect 8.2% growth in ’04

  China automobile ownership jumped 60% in ’03

50
47
44
41
38
35
32
29
26
23
20
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

Refined Product Fundamentals

U.S. Gasoline Days of Supply

U.S. Distillate Days of Supply

Record low

Fairly balanced

2003

2004

5 yr avg

  U.S.G.C. gasoline  margins
               $7.75 per bbl QTD

  Currently $11.00 per bbl

  Full year forward curve
               around $7.50 per bbl

  40% of 2004 distillate
               production hedged at
               $4.20   per bbl NYMEX

  Full year forward curve
             around $3.75 per bbl
             NYMEX

20

21

22

23

24

25

26

27

28

29

30

Jan

Feb

Mar

Apr

May

Jun

Jul

Aug

Sep

Oct

Nov

Dec

$0.00

$1.00

$2.00

$3.00

$4.00

$5.00

$6.00

$7.00

$8.00

$9.00

Jan

Feb

Mar

Apr

May

Jun

Jul

Aug

Sep

Oct

Nov

Dec

Positive Sour Crude Outlook

WTI vs Sour Crude Basket,  $/bbl

(50% Arab Medium and 50% Arab Light)

WTI vs GC Maya (FOB), $/bbl

  Sour crude discounts
             at attractive levels

  Expected to continue

  Low-sulfur specs
             increasing demand for
             sweet crude

  Residual fuel oils at
             depressed price levels

  Growing production of
             low-quality crude oils

$2.00

$4.00

$6.00

$8.00

$10.00

$12.00

$14.00

Jan

Feb

Mar

Apr

May

Jun

Jul

Aug

Sep

Oct

Nov

Dec

2003

2004

5 yr avg

  Product margins

Expected to be around
$1.25 per bbl higher than 2003

  Sour crude discounts

Expected to widen
$1.00 per bbl vs. 2003

  Throughput volumes

Projected to be 350
MBPD higher than 2003

  Off to a great start

Comfortable with 1Q04
First Call Consensus

Full year 2004 First Call
Consensus too low

2004 Looking Better Than 2003

New Texas City Coker

Regulatory
Sustaining/Other
Strategic
$2,000
$1,500
$1,000
$500
$0
$260
$310
$540
$350
$665
$625
$250
$595
$775
$350
$575
$395
$375
$435
$100
2003
2004
2005
2006
2007

$1,640

(Dollars in Millions)

$1,110

$1,620

$1,320

$910

Investing for the Future

  Tier II investments expected to be $1.5 billion

  Strategic projects to increase leverage to sour
           crudes and clean fuels

  Significant increase in free cash flow in 2006

Well Positioned for the Future

  For refiners who have invested, future has
             never looked better

  Strong margins and wider sour crude discounts a
          powerful combination for Valero

  Valero already in strong financial position

  Solid financial ratios

  Conservative capital structure

  Valero has all the advantages

   Most refining capacity

   Highest complexity

   Highest leverage to sour crude oil

   Best geographic diversity

   Best employees in the industry

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